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                                                                    Exhibit 23.2

INDEPENDENT ACCOUNTANTS' CONSENT

The Board of Directors
Engage, Inc.

We consent to the use of our reports incorporated by reference in the registration statement on Form S-8 of Engage, Inc.

KPMG LLP
Boston, Massachusetts
January 16, 2001